UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a - 12

COLUMBIA PROPERTY TRUST, INC.
(Name of Registrant as Specified in its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 14, 2019.

COLUMBIA PROPERTY TRUST, INC.	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	March 5, 2019
	Date: May 14, 2019	Time: 9:30 AM Eastern Time
	Location:	W New York — Union Square 201 Park Avenue South New York, New York 10003

You are receiving this communication because you hold shares in the company named above.
COLUMBIA PROPERTY TRUST, INC. 1170 PEACHTREE STREET NE, SUITE 600 ATLANTA, GEORGIA 30309
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

----- Before You Vote -----
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT		ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow à XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
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----- How to Vote -----
Please Choose One of the Following Voting Methods

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Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow à XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2 AND 3.
Vote on Directors

1.	ELECTION OF DIRECTORS

	Nominees:		Vote on Proposals
	1a.	Carmen M. Bowser	2.	To approve, on an advisory basis, executive officer compensation, sometimes referred to as a "say on pay."
	1b.	John L. Dixon	3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered accounting firm for 2019.
	1c.	David B. Henry	4.	To consider and act upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.
	1d.	Murray J. McCabe
	1e.	E. Nelson Mills
	1f.	Constance B. Moore
	1g.	Michael S. Robb
	1h.	George W. Sands
	1i.	Thomas G. Wattles